SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):             October 24, 2003


                                  Gehl Company
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             (Exact name or registrant as specified in its charter)



   Wisconsin                   0-18110                       39-0300430
---------------            -----------------                -------------
(State or other            (Commission File                 (IRS Employer
jurisdiction of                Number)                    Identification No.)
incorporation)


                  143 Water Street, West Bend, Wisconsin 53095
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          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                          -----------------------------
                         (Registrant's telephone number)


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Item 7.         Financial Statements and Exhibits.
------          ---------------------------------

                (a) Not applicable.

                (b) Not applicable.

                (c) Exhibits. The following exhibit is being furnished herewith:

                    (99) Press Release of Gehl Company, dated October 24, 2003.

Item 12.        Results of Operations and Financial Condition.
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                On October 24, 2003, Gehl Company (the "Company") issued a press release announcing its financial results for the quarter and nine-month period ended September 27, 2003. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

Use of Non-GAAP Measures

                The Company reports its financial results of operations in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company has also provided non-GAAP financial information to complement its consolidated financial statements presented in accordance with GAAP. The non-GAAP financial measures included in the Company's press release are the Company's third quarter and year-to-date net income (loss) and earnings
(loss) per diluted share, excluding an after-tax asset impairment charge and an after-tax restructuring charge relating to the Company's previously announced closure and pending sales of its Lebanon, Pennsylvania and Owatonna, Minnesota manufacturing facilities. Management believes it is useful for investors to understand how its core operations performed without the effects of such charges.

                In the Company's judgment, excluding these charges allows investors to meaningfully trend, analyze and benchmark the performance of the Company's core operations. In addition, the Company believes that providing net income (loss) and earnings (loss) per diluted share excluding these charges provides a more meaningful comparison of the Company's operational performance in 2003 to the comparable periods in 2002. Many of the Company's internal performance measures exclude these charges to enable meaningful trending of core operating metrics over an extended period of time. The Company has provided within the earnings release a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

                The non-GAAP financial measures included in the Company's earnings release are intended to supplement the user's overall understanding of the Company's current financial performance and its prospects for the future. However, the non-GAAP financial measures are not intended to supercede or replace the Company's GAAP financial results.


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


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEHL COMPANY



Date: October 24, 2003                 By:   /s/ Kenneth P. Hahn
                                          --------------------------------------
                                             Kenneth P. Hahn
                                             Vice President of Finance and Chief
                                               Financial Officer







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


                                  GEHL COMPANY


                   Exhibit Index to Current Report on Form 8-K
                             Dated October 24, 2003

Exhibit
Number
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(99)              Press Release of Gehl Company, dated October 24, 2003